April 30, 2007




Dear Contract Holder:

Attached are the December 31, 2006 audited financial statements of Washington National Insurance Company.


We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company




The March 1, 2007 Fundamental Investors, Inc. Prospectus, file number 811-00032, as filed with the Securities and Exchange Commission on February 28, 2007 is incorporated herein by reference.

                      Washington National Insurance Company

                        Consolidated Financial Statements

                        as of December 31, 2006 and 2005,
            and for the years ended December 31, 2006, 2005 and 2004

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder
Washington National Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and subsidiaries at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
------------------------------

Indianapolis, Indiana
April 30, 2007

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2006 and 2005
                              (Dollars in millions)


                                     ASSETS

                                                                                                     2006         2005
                                                                                                     ----         ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2006 - $8,250.9; 2005 - $8,634.7)........................................................   $ 8,203.0    $ 8,680.5
    Preferred stock of affiliates at fair value.................................................        57.9         58.6
    Mortgage loans..............................................................................       640.6        529.8
    Policy loans................................................................................       349.0        367.1
    Trading securities..........................................................................       397.5        420.2
    Other invested assets ......................................................................        96.9         79.9
                                                                                                   ---------    ---------

          Total investments.....................................................................     9,744.9     10,136.1


Cash and cash equivalents.......................................................................        87.0         42.8
Accrued investment income.......................................................................       140.8        139.1
Value of policies in force at the Effective Date................................................       672.2        763.1
Cost of policies produced.......................................................................       192.6        100.4
Reinsurance receivables.........................................................................       319.1        351.2
Income tax assets, net..........................................................................       244.1        164.9
Assets held in separate accounts................................................................        28.9         29.8
Other assets....................................................................................       167.7        183.9
                                                                                                   ---------    ---------

          Total assets..........................................................................   $11,597.3    $11,911.3
                                                                                                   =========    =========


















                            (continued on next page)



                   The accompanying notes are an integral part of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           December 31, 2006 and 2005
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                                     2006         2005
                                                                                                     ----         ----
Liabilities:
    Insurance liabilities.....................................................................    $ 9,859.1     $10,159.2
    Liabilities related to separate accounts..................................................         28.9          29.8
    Investment borrowings.....................................................................         11.5          12.9
    Other liabilities.........................................................................        251.2         149.5
                                                                                                  ---------     ---------

          Total liabilities...................................................................     10,150.7      10,351.4
                                                                                                  ---------     ---------

Commitments and contingencies (Note 6)

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding)............................      1,654.8       1,574.6
    Accumulated other comprehensive income (loss).............................................         (8.5)         38.0
    Accumulated deficit.......................................................................       (199.7)        (52.7)
                                                                                                  ---------     ---------

          Total shareholder's equity..........................................................      1,446.6       1,559.9
                                                                                                  ---------     ---------

          Total liabilities and shareholder's equity..........................................    $11,597.3     $11,911.3
                                                                                                  =========     =========












                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
              for the years ended December 31, 2006, 2005 and 2004
                              (Dollars in millions)

                                                                                2006           2005           2004
                                                                                ----           ----           ----
Revenues:
   Insurance policy income.................................................  $  660.4        $  696.7         $  751.4
   Net investment income...................................................     600.9           572.8            610.8
   Net realized investment gains (losses)..................................     (20.0)           (2.6)            51.0
   Other ..................................................................      10.7            12.0             15.3
                                                                             --------        --------         --------

       Total revenues......................................................   1,252.0         1,278.9          1,428.5
                                                                             --------        --------         --------

Benefits and expenses:
   Insurance policy benefits...............................................     834.9           803.8            895.7
   Amortization ...........................................................     138.4           129.2            129.2
   Costs related to the proposed litigation settlement.....................     165.8             9.2              4.9
   Other operating costs and expenses......................................     218.5           228.9            246.7
                                                                             --------        --------         --------

       Total benefits and expenses.........................................   1,357.6         1,171.1          1,276.5
                                                                             --------        --------         --------

       Income (loss) before income taxes...................................    (105.6)          107.8            152.0

Income tax expense (benefit) on period income..............................     (38.6)           35.6             41.9
                                                                             --------        --------         --------

       Net income (loss)...................................................  $  (67.0)       $   72.2         $  110.1
                                                                             ========        ========         ========











                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)

                                                                        Common stock    Accumulated other
                                                                       and additional     comprehensive
                                                               Total   paid-in capital    income (loss)    Accumulated deficit
                                                               -----   ---------------    -------------    -------------------
Balance, December 31, 2003................................   $1,501.7      $1,400.0          $ 144.7              $ (43.0)

   Comprehensive income, net of tax:
     Net income...........................................      110.1           -                -                  110.1
     Change in unrealized appreciation (depreciation)
       of investments (net of applicable
       income tax expense of $11.2).......................       21.0           -               21.0                  -
                                                             --------

         Total comprehensive income.......................      131.1

   Capital contribution from parent.......................       50.0          50.0              -                    -

   Reduction of deferred income tax valuation allowance...       90.3          90.3              -                    -

   Dividends on common stock..............................     (107.0)          -                -                 (107.0)
                                                             --------      --------          -------              -------

Balance, December 31, 2004................................    1,666.1       1,540.3            165.7                (39.9)

   Comprehensive loss, net of tax:
     Net income...........................................       72.2           -                -                   72.2
     Change in unrealized appreciation  (depreciation)
       of investments (net of applicable
       income tax benefit of $35.1).......................     (127.7)          -             (127.7)                 -
                                                             --------

         Total comprehensive loss.........................      (55.5)

   Reduction of deferred income tax valuation allowance...       33.3          33.3              -                    -
   Net transfer of investments to affiliates..............        1.0           1.0              -                    -

   Dividends on common stock..............................      (85.0)          -                -                  (85.0)
                                                             --------      --------          -------              -------

Balance, December 31, 2005................................    1,559.9       1,574.6             38.0                (52.7)

   Comprehensive loss, net of tax:
     Net loss.............................................      (67.0)          -                -                  (67.0)
     Change in unrealized appreciation (depreciation) of
       investments (net of applicable income tax benefit
       of $26.2)..........................................      (46.5)          -              (46.5)                 -
                                                             --------

         Total comprehensive loss.........................     (113.5)

   Capital contribution from parent.......................       75.0          75.0              -                    -

   Reduction of deferred income tax valuation allowance...        5.2           5.2              -                    -

   Dividends on common stock..............................      (80.0)          -                -                  (80.0)
                                                             --------      --------          -------              --------

Balance, December 31, 2006................................   $1,446.6      $1,654.8          $  (8.5)             $(199.7)
                                                             ========      ========          =======              =======

                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
              for the years ended December 31, 2006, 2005 and 2004
                              (Dollars in millions)

                                                                                2006           2005           2004
                                                                                ----           ----           ----
Cash flows from operating activities:
   Net income (loss)....................................................    $   (67.0)      $    72.2       $   110.1
     Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
       Amortization and depreciation....................................        155.1           142.9           145.1
       Income taxes.....................................................        (47.8)           55.6            68.9
       Insurance liabilities............................................          3.9           (75.7)           27.5
       Accrual and amortization of investment income....................          7.0            71.6           128.1
       Deferral of policy acquisition costs.............................       (116.4)          (35.4)          (27.8)
       Net (gains) losses from sales of investments.....................         20.0             2.6           (51.0)
       Net sales of trading securities..................................         23.8           152.1            12.3
       Other............................................................        119.5           100.7           (57.7)
                                                                            ---------       ---------       ---------

           Net cash provided by operating activities....................         98.1           486.6           355.5
                                                                            ---------       ---------       ---------

Cash flows from investing activities:
   Sales of investments.................................................      2,208.8         6,148.0         6,848.0
   Maturities and redemptions...........................................        439.3           680.2         1,002.3
   Purchases of investments.............................................     (2,407.8)       (6,784.3)       (7,657.1)
   Other................................................................        (11.0)          (22.3)          (42.9)
                                                                            ---------       ---------       ---------

           Net cash provided by investing activities....................        229.3            21.6           150.3
                                                                            ---------       ---------       ---------

Cash flows from financing activities:
   Capital contribution from parent.....................................         75.0             -               -
   Deposits to insurance liabilities....................................        965.0           706.5           662.8
   Investment borrowings................................................         (1.4)         (297.7)           19.5
   Withdrawals from insurance liabilities...............................     (1,241.8)       (1,197.4)       (1,320.2)
   Dividends paid on common stock.......................................        (80.0)          (85.0)          (90.0)
                                                                            ---------       ---------       ---------

           Net cash used by financing activities........................       (283.2)         (873.6)         (727.9)
                                                                            ---------       ---------       ---------

           Net increase (decrease) in cash and
              cash equivalents..........................................         44.2          (365.4)         (222.1)

Cash and cash equivalents, beginning of period..........................         42.8           408.2           630.3
                                                                            ---------       ---------       ---------

Cash and cash equivalents, end of period................................    $    87.0       $    42.8       $   408.2
                                                                            =========       =========       =========

                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------


1.   BASIS OF PRESENTATION

     Washington National Insurance Company ("Washington National") and its wholly owned subsidiaries, Conseco Insurance Company ("CIC") and Conseco Life Insurance Company ("Conseco Life") (collectively "we" or the "Company") are life insurance companies domiciled in Illinois, Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation ("Conseco"). Conseco is a financial services holding company with subsidiaries operating throughout the United States. The Company's direct parent is Conseco Life Insurance Company of Texas (the "Parent"), an indirect wholly owned subsidiary of Conseco.

     The consolidated financial statements include the following companies:

     -  Washington National;

     -  Conseco Life;

     - Bankers National Life Insurance Company ("BNL", an indirect wholly owned subsidiary of Conseco) which was merged into the Company effective October 1, 2004; and

     - CIC (formerly Conseco Annuity Assurance Company prior to its name change in March 2004).

     The merger described above was accounted for similar to a pooling of interests because all of the companies are under common control of Conseco. Therefore, the assets and liabilities of each company were combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been restated for all periods presented as if the companies had always been combined. Intercompany transactions among the consolidated companies have been eliminated in consolidation. We have reclassified certain amounts in our 2005 and 2004 consolidated financial statements and notes to conform with the 2006 presentation. These reclassifications have no effect on net income or shareholder's equity.

     When we prepare financial statements in conformity with generally accepted accounting principles ("GAAP"), we are required to make estimates and assumptions that significantly affect reported amounts of various assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions to calculate values for the cost of policies produced, the value of policies inforce at the Effective Date, certain investments, assets and liabilities related to income taxes, liabilities for insurance products, liabilities related to litigation and guaranty fund assessment accruals. If our future experience differs from these estimates and assumptions, our financial statements would be materially affected.

     On December 17, 2002, Conseco's predecessor, Conseco, Inc., an Indiana corporation ("Old Conseco", the Company's former ultimate parent), CIHC, Inc. ("CIHC", a wholly owned subsidiary of Old Conseco) and certain of their subsidiaries (collectively referred to as the "Debtors") excluding the Company, filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"). The Debtors emerged from bankruptcy protection under the Sixth Amended Joint Plan of Reorganization (the "Plan"), which was confirmed pursuant to an order of the Bankruptcy Court on September 9, 2003, and became effective September 10, 2003 (the "Effective Date"). Upon confirmation of the Plan, the Company, as a subsidiary of Conseco, implemented fresh start accounting in accordance with Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code," ("SOP 90-7"). References in the financial statements to "Predecessor" refer to the Company prior to August 31, 2003. References to "Successor" refer to the Company on and after August 31, 2003, after the effects of fresh start reporting.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Investments

     We classify our fixed maturity securities into one of three categories: (i) "actively managed" (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity); (ii) "trading" (which we carry at estimated fair value with changes in such value recognized as trading income); or (iii) "held to maturity" (which we carry at amortized cost). We had no fixed maturity securities classified as held to maturity during the periods presented in these financial statements.

     Equity securities include investments in common stock and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity. When declines in value considered to be other than temporary occur, we reduce the amortized cost to estimated fair value and recognize a loss in the statement of operations. Equity securities are included in other invested assets.

     Preferred stock of affiliates are carried at estimated fair value. We record any unrealized gain or loss, net of income taxes, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at current unpaid principal balances.

     Our trading securities are designed to act as hedges for embedded derivatives related to our equity-indexed annuity products and certain modified coinsurance agreements. See the section of this note entitled "Accounting for Derivatives" for further discussion regarding embedded derivatives and the trading accounts. In addition, the trading account includes investments backing the market strategies of our multibucket annuity products. The change in market value of these securities, which is recognized currently in investment income, is substantially offset by the change in insurance policy benefits for these products. Our trading securities totaled $397.5 million and $420.2 million at December 31, 2006 and 2005, respectively.

     Other invested assets include: (i) certain call options purchased in an effort to hedge the effects of certain policyholder benefits related to our equity-indexed annuity and life insurance products; (ii) certain non-traditional investments; and (iii) equity securities. We carry the call options at estimated fair value as further described in the section of this note entitled "Accounting for Derivatives". Non-traditional investments include investments in certain limited partnerships, which are accounted for using the equity method, and promissory notes, which are accounted for using the cost method.

     We defer any fees received or costs incurred when we originate investments. We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

     We regularly evaluate our investments for possible impairment. When we conclude that a decline in a security's net realizable value is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the separate account assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Value of Policies Inforce at the Effective Date

     Upon the implementation of fresh start accounting, we eliminated the historical balances of the Predecessor's cost of policies purchased and cost of policies produced as of August 31, 2003, and replaced them with the value of policies inforce at the Effective Date.

     The value assigned to the right to receive future cash flows from contracts existing at September 10, 2003 is referred to as the value of policies inforce at the Effective Date. We also defer renewal commissions paid in excess of ultimate commission levels related to the existing policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as described below for the cost of policies produced.

     The discount rate we used to determine the value of the value of policies inforce at the Effective Date was 12 percent.

     The Company expects to amortize the balance of the value of policies inforce at the Effective Date as of December 31, 2006 as follows: 15 percent in 2007, 12 percent in 2008, 10 percent in 2009, 8 percent in 2010 and 6 percent in 2011.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business subsequent to August 31, 2003 are referred to as the cost of policies produced. For universal life or investment products, we amortize these costs in relation to the estimated gross profits using the interest rate credited to the underlying policies. For other products, we amortize these costs in relation to future anticipated premium revenue using the projected investment earnings rate.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income within shareholder's equity.

     When we replace an existing insurance contract with another insurance contract with substantially different terms, all unamortized cost of policies produced for such replaced contract is immediately expensed. When we replace an existing insurance contract with another insurance contract with substantially similar terms, we continue to defer the cost of policies produced associated with the replaced contract. Such costs which continue to be deferred related to replaced contracts were nil in 2006, 2005 and 2004.

     We regularly evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     For universal life and investment contracts that do not involve significant mortality or morbidity risk, the amounts collected from policyholders are considered deposits and are not included in revenue. Revenues for these contracts consist of charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances. Such revenues are recognized when the service or coverage is provided, or when the policy is surrendered.

     We establish liabilities for investment and universal life products equal to the accumulated policy account values, which include an accumulation of deposit payments plus credited interest, less withdrawals and the amounts assessed against the policyholder through the end of the period. Sales inducements provided to the policyholders of these products are recognized as liabilities over the period that the contract must remain in force to qualify for the inducement. The options attributed to the policyholder related to our equity-indexed annuity products are accounted for as embedded derivatives as described in the section of this note entitled "Accounting for Derivatives".

     Traditional life and the majority of our accident and health products (including long-term care, Medicare supplement and specified disease products) are long duration insurance contracts. Premiums on these products are recognized as revenues when due from the policyholders.

     We establish liabilities for traditional life, accident and health insurance, and life contingent payment annuity products using morbidity and mortality tables in general use in the United States, which are modified to reflect the Company's actual or expected experience when appropriate. These reserves are computed at amounts that, with additions from estimated future premiums received and with interest on such reserves at estimated future rates, are expected to be sufficient to meet our obligations under the terms of the policy. Liabilities for future policy benefits are computed on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses determined when the policies were issued (or with respect to policies inforce at August 31, 2003, the Company's best estimate of such assumptions on the fresh-start date). Once established, assumptions on these products are generally not changed. We make an additional provision to allow for potential adverse deviation for some of our assumptions.

     We establish claim reserves based on our estimate of the loss to be incurred on reported claims plus estimates of incurred but unreported claims based on our past experience.

     Accounting for Long-term Care Premium Rate Increases

     Washington National is subject to an order issued by the Florida Office of Insurance Regulation which impacts approximately 4,800 home health care policies issued in Florida by Washington National and its predecessor companies. The order required Washington National to offer a choice of three alternatives to holders of home health care policies in Florida subject to premium rate increases as follows:

     o retention of their current policy with a rate increase of 50 percent in the first year and actuarially justified increases in subsequent years;

     o receipt of a replacement policy with reduced benefits and a rate increase in the first year of 25 percent and no more than 15 percent in subsequent years; or

     o receipt of a paid-up policy, allowing the holder to file future claims up to 100 percent of the amount of premiums paid since the inception of the policy.

     Reserves for all three groups of policies under the order were prospectively adjusted using the pivot method as these alternatives were required by the Florida Office of Insurance Regulation. Since such premium rate increases reflect a change in our previous rate increase assumptions, the new assumptions are reflected prospectively in our reserves using a method known as the "pivot" method. The pivot method describes a modification to the valuation approach whereby our reserves are unchanged at the time of the premium rate increase, but the future pattern of reserve changes is modified to reflect the relationship of premiums to benefits based on the current best estimate of future claim cost, morbidity, persistency and investment returns. If there is no significant change in underlying premium rate assumptions, a premium rate increase has no

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

effect on reserves. There were no deferred insurance acquisition costs associated with these policies.

     Reinsurance

     In the normal course of business, we seek to limit our loss exposure on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. In each case, the Company is directly liable for claims reinsured if the assuming company is unable to pay. The likelihood of a material loss being incurred as a result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. The cost of reinsurance ceded totaled $104.4 million, $105.3 million and $117.8 million in 2006, 2005 and 2004, respectively. We deduct this cost from insurance policy income. Reinsurance recoveries netted against insurance policy benefits totaled $109.9 million, $108.4 million and $143.1 million in 2006, 2005 and 2004, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $133.8 million, $144.9 million and $159.2 million in 2006, 2005 and 2004, respectively. Reinsurance premiums assumed from transactions with affiliates of the Company were $99.4 million, $106.8 million and $116.7 million in 2006, 2005 and 2004, respectively.

     At both December 31, 2006 and 2005, approximately 12 percent of our total reinsurance recoverables were from subsidiaries of Conseco.

     See the section of this note entitled "Accounting for Derivatives" for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards ("NOLs"). We evaluate the realizability of our deferred income tax assets and assess the need for a valuation allowance on an ongoing basis. In evaluating our deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of our deferred income tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and NOLs expire.

     Based upon information existing at the time of our emergence from bankruptcy, we established a valuation allowance against our entire balance of net deferred income tax assets as we believed that the realization of such net deferred income tax assets in future periods was uncertain. During 2004, 2005 and 2006, we concluded that it was no longer necessary to maintain certain portions of the previously established valuation allowance. Accordingly, we reduced our valuation allowance by $206.7 million, $36.8 million and $5.2 million in 2004, 2005 and 2006, respectively. However, we are required to continue to record a valuation allowance of $327.6 million at December 31, 2006 because we have determined that it is more likely than not that a portion of our deferred tax assets will not be realized. This determination was made by evaluating each component of the deferred tax asset and assessing the effects of limitations or interpretations on the value of such component to be fully recognized in the future.

     Investment Borrowings

     As part of our investment strategy, we may enter into repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateralized borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to repurchase agreements except that, with dollar rolls, the repurchase involves securities that are substantially the same as the

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

securities sold (rather than being the same security). Such borrowings averaged $160.0 million during 2005. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on such borrowings was 3.1 percent during 2005. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments. During the third quarter of 2005, the market spread on these transactions declined to a level at which our continued participation in these transactions was not profitable. As a result, these transactions were terminated.

     Accounting for Derivatives

     Our equity-indexed annuity products provide a guaranteed base rate of return and a higher potential return that is based on a percentage (the "participation rate") of a particular index, such as the Standard & Poor's 500 Index, over a specified period. At the beginning of each policy year, a new index period begins. We are able to change the participation rate at the beginning of each index period, subject to contractual minimums. We buy call options on the applicable indices in an effort to hedge potential increases to policyholder benefits resulting from increases in the particular index to which the product's return is linked. Policyholder account balances for these annuities fluctuate in relation to changes in the values of these options. We reflect changes in the estimated market value of these options in net investment income. Net investment income (loss) related to equity-indexed products was $28.1 million, $(12.0) million and $11.1 million during 2006, 2005 and 2004, respectively. These amounts were substantially offset by the corresponding charge to insurance policy benefits. The estimated fair value of the options was $63.6 million and $34.9 million at December 31, 2006 and 2005, respectively. We classify these instruments as other invested assets.

     The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as "SFAS 138"). We record the changes in the fair values of the embedded derivatives in current earnings as a component of insurance policy benefits. The fair value of these derivatives, which are classified as "liabilities for interest-sensitive products", was $208.4 million and $182.4 million at December 31, 2006 and 2005, respectively. We maintain a specific block of investments which are equal to the balance of these liabilities in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities should largely offset the portion of the change in the value of the embedded derivative that is caused by interest rate fluctuations.

     If the counterparties for the derivatives we hold fail to meet their obligations, we may have to recognize a loss. We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy. At December 31, 2006, all of our counterparties were rated "A" or higher by Standard & Poor's Corporation ("S&P").

     Certain of our reinsurance payable balances contain embedded derivatives as defined in SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments". Such derivatives had an estimated fair value of $.7 million and $2.8 million at December 31, 2006 and 2005, respectively. We record the change in the fair value of these derivatives as a component of investment income. We maintain a specific block of investments related to these agreements in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities should largely offset the change in the value of the embedded derivatives.

     Multibucket Annuity Product

     The Company's multibucket annuity is a fixed annuity product that credits interest based on the experience of a particular market strategy. Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company's investment portfolio. Interest is credited to this product based on the market return of the

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

given strategy, less management fees, and funds may be moved between different strategies. The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract. The investments backing the market strategies of these products are designated by the Company as trading securities. The change in the fair value of these securities is recognized currently in investment income which is substantially offset by the change in insurance policy benefits for these products. As of December 31, 2006, we hold insurance liabilities of $118.5 million related to multibucket annuity products.

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and, for fixed maturity securities, the maturity of the investment being priced.

     Preferred stock of affiliates. The issuers, which are subsidiaries of Conseco, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends. The estimated fair value of these investments approximates such redemption amounts.

     Cash and cash equivalents. The carrying amount of these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on discounted future expected cash flows or independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate carrying values.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The estimated fair values of our financial instruments at December 31, 2006 and 2005, were as follows (dollars in millions):

                                                                                       2006                   2005
                                                                               -------------------    ------------------
                                                                               Carrying      Fair     Carrying     Fair
                                                                                Amount       Value     Amount      Value
                                                                                ------       -----     ------      -----
Financial assets:
   Actively managed fixed maturities.......................................    $8,203.0   $8,203.0    $8,680.5   $8,680.5
   Preferred stock of affiliates...........................................        57.9       57.9        58.6       58.6
   Mortgage loans..........................................................       640.6      664.1       529.8      549.8
   Policy loans............................................................       349.0      349.0       367.1      367.1
   Trading securities......................................................       397.5      397.5       420.2      420.2
   Other invested assets...................................................        96.9       96.9        79.9       79.9
   Cash and cash equivalents...............................................        87.0       87.0        42.8       42.8

Financial liabilities:
   Insurance liabilities for interest-sensitive products (a)...............     7,468.5    7,468.5     7,632.3    7,632.3
   Investment borrowings...................................................        11.5       11.5        12.9       12.9

--------------------
(a) The estimated fair value of insurance liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2006 and 2005. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.

     Sales Inducements

     Certain of our annuity products offer sales inducements to contract holders in the form of enhanced crediting rates or bonus payments in the initial period of the contract. Certain of our life insurance products offer persistency bonuses credited to the contract holders balance after the policy has been outstanding for a specified period of time. These enhanced rates and persistency bonuses are considered sales inducements under Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". Such amounts are deferred and amortized in the same manner as the cost of policies produced. Sales inducements deferred totaled $46.0 million and $44.5 million in 2006 and 2005, respectively. Amounts amortized totaled $11.9 million and $3.3 million in 2006 and 2005, respectively. The unamortized balance of deferred sales inducements was $75.3 million and $41.2 million at December 31, 2006 and 2005, respectively. The balance of insurance liabilities for persistency bonus benefits was $285.1 million and $310.2 million at December 31, 2006 and 2005, respectively.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Recently Issued Accounting Standards

     Pending Accounting Standards

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect SFAS 157 will have on our results of operations and financial condition.

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 creates a comprehensive model which addresses how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. This guidance is effective for fiscal years beginning after December 15, 2006. The initial adoption of FIN 48 will not have a material effect on our financial position or results of operations.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets". SFAS 155: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. SFAS 155 is effective for all financial instruments acquired or issued in a fiscal year that begins after September 15, 2006. The adoption of SFAS 155 will not have a material effect on our financial position or results of operations.

     In September 2005, the Accounting Standards Executive Committee issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). This statement provides guidance on accounting for deferred acquisition costs on an internal replacement which is defined broadly as a modification in product benefits, features, rights, or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to an existing contract, or by the election of a benefit, feature, right, or coverage within an existing contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from the replaced contract should not be deferred in connection with the replacement contract. The provisions of SOP 05-1 are effective for internal replacements beginning January 1, 2007. The adoption of SOP 05-1 is not expected to have a material impact on our results of operations or financial position. In addition, our insurance companies do not sell group health and life products that are subject to premium rate or benefit adjustment based on a review of the actual experience of the contractholder. (These products could be subject to a shorter insurance intangible amortization period under the new guidance).

     Adopted Accounting Standards

     In September 2006, the FASB issued SFAS No. 158, "Employers Accounting for Defined Benefit and Other Retirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). SFAS 158 requires employers to recognize the overfunded or underfunded status of defined benefit pension and other postretirement benefit

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

plans as an asset or liability in its statement of financial position, measured as the difference between the fair value of plan assets and the projected benefit obligation as of the end of our fiscal year end. In addition, SFAS 158 requires employers to recognize changes in the funded status of defined benefit pension and other post retirement plans in the year in which the changes occur through other accumulated comprehensive income. SFAS 158 is effective for fiscal years ending after December 15, 2006. The adoption of SFAS 158 did not have a significant impact on our consolidated financial statements.

     In September 2006, the SEC released Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance on how the effects of prior year uncorrected financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 requires companies to quantify misstatements using both an income statement ("rollover") and balance sheet ("iron curtain") approach and evaluate whether either approach results in a misstatement that, when all relevant quantitative and qualitative factors are considered, is material. If prior year errors that had been previously considered immaterial now are considered material based on either approach, no restatement is required as long as the company properly applied its previous approach and all relevant facts and circumstances were considered. If prior years are not restated, the cumulative effect adjustment is recorded in retained earnings as of the beginning of the fiscal year of adoption. The provisions of SAB 108 were applied to the annual financial statements of the Company for the year ended December 31, 2006. Our adoption of SAB 108 had no effect on our results of operations or financial position because we currently use an approach consistent with the new requirement.

     The FASB issued FASB Staff Position ("FSP") FAS 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" ("FSP FAS 106-2") in May 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Modernization Act. The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria. FSP FAS 106-2 superseded FSP FAS 106-1, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003". The adoption of FSP FAS 106-2 did not have a significant impact on our consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------


3.   INVESTMENTS

     At December 31, 2006, the amortized cost and estimated fair value of actively managed fixed maturity securities and preferred stock of affiliates were as follows (dollars in millions):

                                                                                          Gross      Gross      Estimated
                                                                          Amortized    unrealized  unrealized      fair
                                                                            cost          gains      losses        value
                                                                            ----          -----      ------        -----
Investment grade:
   Corporate securities................................................   $4,868.1         $48.6     $ (70.4)    $4,846.3
   United States Treasury securities and obligations of
     United States government corporations and agencies................      529.7          13.1        (8.1)       534.7
   States and political subdivisions...................................      169.8           1.3        (3.1)       168.0
   Debt securities issued by foreign governments.......................       62.0           1.6         (.2)        63.4
   Structured securities ..............................................    2,177.8           2.4       (27.7)     2,152.5
Below-investment grade (primarily corporate securities)................      443.5           7.2       (12.6)       438.1
                                                                          --------         -----     -------     --------

     Total actively managed fixed maturities...........................   $8,250.9         $74.2     $(122.1)    $8,203.0
                                                                          ========         =====     =======     ========

Preferred stock of affiliates..........................................      $42.7         $15.2       $ -          $57.9
                                                                             =====         =====       =====        =====

     At December 31, 2005, the amortized cost and estimated fair value of actively managed fixed maturity securities and preferred stock of affiliates were as follows (dollars in millions):

                                                                                          Gross       Gross      Estimated
                                                                          Amortized    unrealized   unrealized     fair
                                                                            cost          gains       losses       value
                                                                            ----          -----       ------       -----
Investment grade:
   Corporate securities................................................    $5,128.2      $111.2      $(49.4)     $5,190.0
   United States Treasury securities and obligations of
     United States government corporations and agencies................       579.2         1.3        (7.0)        573.5
   States and political subdivisions...................................       232.6         5.2        (1.8)        236.0
   Debt securities issued by foreign governments.......................        86.3         4.2         (.1)         90.4
   Structured securities ..............................................     2,371.3         7.4       (29.6)      2,349.1
Below-investment grade (primarily corporate securities)................       237.1         9.0        (4.6)        241.5
                                                                           --------      ------      ------      --------

     Total actively managed fixed maturities...........................    $8,634.7      $138.3      $(92.5)     $8,680.5
                                                                           ========      ======      ======      ========

Preferred stock of affiliates..........................................       $42.7       $15.9      $  -           $58.6
                                                                              =====       =====      ======         =====

     At December 31, 2006, the amortized cost of the Company's below-investment grade fixed maturity securities was $443.5 million, or 5.4 percent of the Company's fixed maturity portfolio. The estimated fair value of the below-investment grade portfolio was $438.1 million, or 99 percent of the amortized cost.

     Below-investment grade securities have different characteristics than investment grade corporate debt securities. Risk of default by the borrower is significantly greater for below-investment grade securities and in many cases, severity of loss is relatively greater as such securities are generally unsecured and often subordinated to other creditors of the issuer. Also, issuers of below-investment grade securities usually have higher levels of debt and may be more sensitive to adverse economic conditions, such as recession or increasing interest rates. The Company attempts to reduce the overall risk related to its investment in below-investment grade securities, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by issuer and/or guarantor and by industry.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table summarizes the carrying values of our actively managed fixed maturity securities by category as of December 31, 2006 (dollars in millions):

                                                                                                              Percent of
                                                                                           Carrying value  fixed maturities
                                                                                           --------------  ----------------
   Structured securities................................................................       $2,159.3           26.3%
   Manufacturing........................................................................          981.5           12.0
   Bank and finance.....................................................................          792.4            9.7
   Services.............................................................................          648.6            7.9
   Utilities............................................................................          573.8            7.0
   U.S. Government......................................................................          534.7            6.5
   Holdings and other investment offices................................................          477.9            5.8
   Communications.......................................................................          385.0            4.7
   Agriculture, forestry and mining.....................................................          292.2            3.6
   Transportation.......................................................................          262.1            3.2
   Asset-backed securities..............................................................          223.7            2.7
   Retail and wholesale.................................................................          214.5            2.6
   States and political subdivisions....................................................          168.0            2.0
   Other................................................................................          489.3            6.0
                                                                                               --------          -----

      Total actively managed fixed maturities...........................................       $8,203.0          100.0%
                                                                                               ========          =====

     Accumulated other comprehensive income (loss) is comprised of the net effect of unrealized appreciation (depreciation) on our investments. These amounts, included in shareholder's equity as of December 31, 2006 and 2005, were as follows (dollars in millions):

                                                                                                2006               2005
                                                                                                ----               ----
Net unrealized appreciation (depreciation) on investments................................      $(28.5)            $ 67.4
Adjustment to value of policies inforce at the Effective Date............................        13.0               (8.7)
Adjustment to cost of policies produced..................................................         1.7                 .1
Deferred income tax asset (liability)....................................................         5.4              (20.8)
Other....................................................................................         (.1)               -
                                                                                               ------             ------

       Accumulated other comprehensive income (loss).....................................      $ (8.5)            $ 38.0
                                                                                               ======             ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2006, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions).

                                                                                                                 Estimated
                                                                                                  Amortized        fair
                                                                                                    cost           value
                                                                                                    ----           -----
Due in one year or less........................................................................    $  317.1      $  315.9
Due after one year through five years..........................................................     1,215.8       1,204.7
Due after five years through ten years.........................................................     1,920.8       1,918.3
Due after ten years............................................................................     2,612.7       2,604.8
                                                                                                   --------      --------

     Subtotal..................................................................................     6,066.4       6,043.7

Structured securities (a)......................................................................     2,184.5       2,159.3
                                                                                                   --------      --------

        Total actively managed fixed maturities ...............................................    $8,250.9      $8,203.0
                                                                                                   ========      ========

------------------
(a) Includes below-investment grade structured securities with an amortized cost and estimated fair value of $6.7 million and $6.8 million, respectively.

     Net investment income consisted of the following (dollars in millions):

                                                                                 2006           2005            2004
                                                                                 ----           ----            ----
Fixed maturities...........................................................     $490.2         $516.3          $507.0
Trading income related to policyholder and
   reinsurer accounts......................................................        7.6            (.4)            4.0
Preferred stock of affiliates..............................................        4.6            4.0             7.6
Mortgage loans.............................................................       44.3           45.8            49.9
Policy loans...............................................................       21.3           22.6            23.7
Change in value of options related
   to equity-indexed products..............................................       26.0          (16.3)           17.5
Other invested assets......................................................        9.7            2.7             7.5
Cash and cash equivalents..................................................        5.4            7.6             6.5
                                                                                ------         ------          ------

   Gross investment income.................................................      609.1          582.3           623.7
Less investment expenses...................................................        8.2            9.5            12.9
                                                                                ------         ------          ------

     Net investment income.................................................     $600.9         $572.8          $610.8
                                                                                ======         ======          ======

     The carrying value of fixed maturity investments and mortgage loans not accruing investment income totaled nil and $4.8 million at December 31, 2006 and 2005, respectively.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Net realized investment gains (losses) were included in revenue as follows (dollars in millions):

                                                                                2006           2005             2004
                                                                                ----           ----             ----
Fixed maturities:
   Gross gains.............................................................    $ 23.4         $ 34.8           $ 47.8
   Gross losses............................................................     (37.8)         (37.7)           (18.4)
   Other than temporary declines in fair value.............................      (5.5)          (1.4)            (2.1)
                                                                               ------         ------           ------

       Net realized investment gains (losses) from
         fixed maturities..................................................     (19.9)          (4.3)            27.3

Other than temporary declines in fair value of equity
   securities and other invested assets....................................      (3.0)          (2.8)            (3.8)
Other......................................................................       2.9            4.5             27.5
                                                                               ------         ------           ------

     Net realized investment gains (losses)................................    $(20.0)        $ (2.6)          $ 51.0
                                                                               ======         ======           ======

     We regularly evaluate our investments for possible impairment. When we conclude that a decline in a security's net realizable value is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

     Our assessment of whether unrealized losses are "other than temporary" requires significant judgment. Factors considered include: (i) the extent to which market value is less than the cost basis; (ii) the length of time that the market value has been less than cost; (iii) whether the unrealized loss is event driven, credit-driven or a result of changes in market interest rates; (iv) the near-term prospects for improvement in the issuer and/or its industry; (v) our view of the investment's rating and whether the investment is investment-grade and/or has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) our ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery; and (viii) the underlying current and prospective asset and enterprise values of the issuer and the extent to which our investment may be affected by changes in such values.

     Future events may occur, or additional information may become available, which may necessitate future realized losses of securities in our portfolio. Significant losses in the carrying values of our investments could have a material adverse effect on our earnings in future periods.

     During 2006, we sold $1.2 billion of fixed maturity investments which resulted in gross investment losses (before income taxes) of $37.8 million. We sell securities at a loss for a number of reasons including, but not limited to;
(i) changes in the investment environment; (ii) expectation that the market value could deteriorate further; (iii) desire to reduce our exposure to an issuer or an industry; (iv) changes in credit quality; or (v) changes in expected liability cash flows. During 2006, we sold no investments at a loss which had been continuously in an unrealized loss position exceeding 20 percent of the amortized cost basis for over a month. At December 31, 2006, we held no investments in default as to the payment of principal or interest.

     During 2006, we recorded writedowns of actively managed fixed maturities totaling $5.1 million as a result of our intent not to hold the investments for a period of time sufficient to allow for any anticipated recovery. Such securities, with an amortized cost of $157.4 million, were sold in early January 2007. The remaining $.4 million of writedowns related to various other actively managed fixed maturities.

     During 2006, we recorded writedowns of other invested assets totaling $3.0 million as a result of analysis that led us to conclude that the declines in the values of these investments were other than temporary. This total writedown was comprised of: (i) $1.4 million related to home office buildings which were recently sold; and (ii) $1.6 million related to various other invested assets.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table sets forth the amortized cost and estimated fair value of those actively managed fixed maturities with unrealized losses at December 31, 2006, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions):

                                                                                                            Estimated
                                                                                             Amortized        fair
                                                                                               cost           value
                                                                                             ---------      ---------
Due in one year or less...................................................................    $  245.3       $  243.8
Due after one year through five years.....................................................       952.1          938.2
Due after five years through ten years....................................................     1,262.9        1,237.5
Due after ten years.......................................................................     1,571.2        1,517.6
                                                                                              --------       --------

   Subtotal...............................................................................     4,031.5        3,937.1

Structured securities.....................................................................     1,718.8        1,691.1
                                                                                              --------       --------

   Total..................................................................................    $5,750.3       $5,628.2
                                                                                              ========       ========

     At December 31, 2006, we held no investments in our fixed maturity portfolio which were rated below-investment grade and had an unrealized loss position exceeding 20 percent of the cost basis.

     Our investment strategy is to maximize, over a sustained period and within acceptable parameters of risk, investment income and total investment return through active investment management. Accordingly, we may sell securities at a gain or a loss to enhance the total return of the portfolio as market opportunities change or to better match certain characteristics of our investment portfolio with the corresponding characteristics of our insurance liabilities. While we have both the ability and intent to hold securities with unrealized losses until they mature or recover in value, we may sell securities at a loss in the future because of actual or expected changes in our view of the particular investment, its industry, its type or the general investment environment.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2006 (dollars in millions):

                                             Less than 12 months       12 months or greater              Total
                                           ----------------------    -----------------------     -------------------
                                           Fair        Unrealized     Fair       Unrealized       Fair    Unrealized
     Description of securities             value         losses       value        losses         value     losses
     -------------------------             -----         ------       -----        ------         -----     ------
     United States Treasury securities
        and obligations of United
        States government
        corporations and agencies......  $   30.6        $  (.6)     $  438.0      $ (7.5)       $  468.6    $  (8.1)

     States and political subdivisions.      49.1           (.6)         58.0        (2.5)          107.1       (3.1)

     Debt securities issued by
        foreign governments............      17.0           (.1)          6.7         (.1)           23.7        (.2)

     Corporate securities..............   1,684.6         (25.1)      1,653.2       (57.9)        3,337.8      (83.0)

     Structured securities.............     555.7          (4.8)      1,135.3       (22.9)        1,691.0      (27.7)
                                         --------        ------      --------      ------        --------    -------

     Total actively managed
        fixed maturities...............  $2,337.0        $(31.2)     $3,291.2      $(90.9)       $5,628.2    $(122.1)
                                         ========        ======      ========      ======        ========    =======

     The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2005 (dollars in millions):

                                             Less than 12 months       12 months or greater               Total
                                           ----------------------     ---------------------       -------------------
                                           Fair        Unrealized     Fair       Unrealized       Fair     Unrealized
     Description of securities             value         losses       value        losses         value      losses
     -------------------------             -----         ------       -----        ------         -----      ------
     United States Treasury securities
        and obligations of United
        States government
        corporations and agencies......  $  474.3        $ (5.3)     $ 66.0        $ (1.7)       $  540.3     $ (7.0)

     States and political subdivisions.      69.2          (1.1)       29.6          (1.4)           98.8       (2.5)

     Debt securities issued by
        foreign governments............      12.8           (.1)        -             -              12.8        (.1)

     Corporate securities..............   2,342.4         (46.1)      187.1          (7.2)        2,529.5      (53.3)

     Structured securities.............   1,762.0         (27.9)       63.8          (1.7)        1,825.8      (29.6)
                                         --------        ------      ------        ------        --------     ------

     Total actively managed
        fixed maturities...............  $4,660.7        $(80.5)     $346.5        $(12.0)       $5,007.2     $(92.5)
                                         ========        ======      ======        ======        ========     ======

     Based on management's current assessment of investments with unrealized losses at December 31, 2006, the Company believes the issuers of the securities will continue to meet their obligations. The Company has no current plans to sell these securities and has the ability to hold them to maturity. If the Company concludes in future periods that the unrealized loss is

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

other than temporary, a charge to earnings would be recognized.

     Mortgage Loans

     At December 31, 2006, the mortgage loan balance was primarily comprised of commercial loans. Approximately 10 percent, 7 percent, 6 percent, 6 percent and 6 percent of the mortgage loan balance were on properties located in Ohio, California, Minnesota, Indiana and Florida, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. Our allowance for loss on mortgage loans was $2.0 million and $1.6 million at December 31, 2006 and 2005, respectively. Noncurrent mortgage loans were insignificant at December 31, 2006.

     Other Investment Disclosures

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $51.6 million and $74.3 million at December 31, 2006 and 2005, respectively.

     The Company had three investments in excess of 10 percent of shareholder's equity at December 31, 2006 and 2005 (other than investments issued or guaranteed by the United States government or a United States government agency) which are summarized below (dollars in millions):

                                                            2006                            2005
                                                 ---------------------------       -------------------------
                                                 Amortized        Estimated        Amortized       Estimated
         Issuer                                    cost           fair value          cost        fair value
         ------                                    ----           ----------          ----        ----------
         Federal Home Loan Mortgage
           Corporation.......................     $951.9             $936.8         $1,222.4       $1,210.8
         Federal National Mortgage
           Association.......................      497.6              491.0            549.6          545.4
         Investors Guaranty Association......      167.4              160.2            167.4          162.0

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

4.   LIABILITIES FOR INSURANCE PRODUCTS

     These liabilities consisted of the following (dollars in millions):

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      2006            2005
                                                         ----------   ----------   ----------      ----            ----
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)        $4,162.8      $ 4,278.9
       Universal life contracts........................      N/A          N/A          N/A         3,305.7        3,353.4
                                                                                                  --------      ---------

         Total interest-sensitive products.............                                            7,468.5        7,632.3
                                                                                                  --------      ---------

     Traditional products:
       Traditional life insurance contracts............    Company
                                                         experience       (a)          5%            990.5        1,025.8
       Limited-payment annuities.......................    Company
                                                         experience,
                                                       if applicable      (b)          4%            557.0          597.6

       Individual and group accident and health........    Company      Company
                                                         experience   experience       5%            490.6          522.7
                                                                                                  --------      ---------

         Total traditional products....................                                            2,038.1        2,146.1
                                                                                                  --------      ---------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           352.5          380.8
                                                                                                  --------      ---------

         Total.........................................                                           $9,859.1      $10,159.2
                                                                                                  ========      =========

-------------
   (a)  Principally modifications of the 1965 - 70 Basic Tables.
   (b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
   (c) In 2006 and 2005, all of this liability represented account balances where future benefits are not guaranteed.

     The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. The balance is based on the Company's best estimate of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

5.   INCOME TAXES

     The components of the Company's income tax assets and liabilities were as follows (dollars in millions):

                                                                                                  2006             2005
                                                                                                  ----             ----
Deferred tax assets:
    Net operating loss carryforwards.........................................................   $  40.2          $  58.0
    Capital loss carryforwards...............................................................     327.7            332.8
    Tax credits..............................................................................      11.4             11.4
    Insurance liabilities....................................................................     466.1            510.4
    Unrealized depreciation of investments...................................................       5.4              -
                                                                                                -------          -------

          Gross deferred tax assets..........................................................     850.8            912.6
                                                                                                -------          -------

Deferred tax liabilities:
    Actively managed fixed maturities........................................................     (23.5)           (38.7)
    Value of policies inforce at the Effective Date and cost of policies produced............    (217.6)          (232.1)
    Unrealized appreciation of investments...................................................       -              (20.8)
    Other....................................................................................     (52.9)          (126.4)
                                                                                                -------          -------

         Gross deferred tax liabilities......................................................    (294.0)          (418.0)
                                                                                                -------          -------

         Net deferred tax assets before valuation allowance..................................     556.8            494.6

    Valuation allowance......................................................................    (327.6)          (332.8)
                                                                                                -------          -------

         Net deferred tax assets.............................................................     229.2            161.8

Current income taxes prepaid.................................................................      14.9              3.1
                                                                                                -------          -------

         Income tax assets, net..............................................................   $ 244.1          $ 164.9
                                                                                                =======          =======

     The components of income tax expense (benefit) were as follows (dollars in millions):

                                                                                2006           2005            2004
                                                                                ----           ----            ----
Current tax expense (benefit)..............................................    $ (2.6)         $ 5.7          $(31.5)
Deferred tax provision.....................................................     (36.0)          29.9            73.4
                                                                               ------          -----          ------

       Income tax expense (benefit) on period income.......................    $(38.6)         $35.6          $ 41.9
                                                                               ======          =====          ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the consolidated statement of operations is as follows:

                                                                                 2006           2005           2004
                                                                                 ----           ----           ----
U.S. statutory corporate rate..............................................     (35.0)%         35.0%           35.0%
State taxes................................................................       (.7)            .8              .4
Nontaxable investment income...............................................       (.9)          (1.2)           (1.6)
Other nondeductible expenses...............................................       -              -              (6.1)
Provision for tax issues, tax credits and other............................       -             (1.6)            (.1)
                                                                                -----           ----            ----

     Effective tax rate....................................................     (36.6)%         33.0%           27.6%
                                                                                =====           ====            ====

     At December 31, 2006, the Company had NOLs of $114.9 million available for use on future tax returns. These carryforwards will expire as follows: $17.0 million in 2016; $33.2 million in 2017; $58.7 million in 2018; and $6.0 million in 2021. All but $26.7 million of these carryforwards are subject to the Section 382 limitation discussed below.

     In addition, at December 31, 2006, the Company had capital loss carryforwards of $936.1 million available for use on future tax returns. These carryforwards will expire as follows: $345.3 million in 2007; $526.5 million in 2008; and $64.3 million in 2009. All but $64.3 million of these carryforwards are subject to the Section 382 limitation discussed below.

     The timing and manner in which the Company will be able to utilize some of its NOLs is limited by Section 382 of the Code. Section 382 imposes limitations on a corporation's ability to use its NOLs when the company undergoes an ownership change. Because the Company's ultimate parent, Conseco, underwent an ownership change pursuant to its reorganization, this limitation applies to the Company. Any losses that are subject to the Section 382 limitation will only be utilized by the Company and the other subsidiaries of Conseco up to approximately $142 million on a consolidated basis per year with any unused amounts carried forward to the following year. The consolidated Section 382 limitation for 2007 will be approximately $424 million (including $282 million of unused amounts carried forward from prior years). To the extent that other subsidiaries of Conseco have NOLs subject to Section 382 limitations and are used in 2007 along with the Company's NOLs, the limitation will be prorated among those subsidiaries and the Company.

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "Policyholders Surplus Account". The aggregate balance in this account at December 31, 2005 was $9.2 million, which could have resulted in federal income taxes payable of $3.2 million if such amounts had been distributed or deemed distributed from the Policyholders Surplus Account. No provision for taxes has ever been made for this item since the Company had no intention of distributing such amounts. Pursuant to provisions of the American Jobs Creation Act of 2004, the Company distributed amounts from the Policyholders Surplus Account in 2006 without incurring any tax liability, thereby permanently eliminating this potential tax liability.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Changes in our valuation allowance are summarized as follows (dollars in millions):

       Balance at August 31, 2003......................................    $ 705.0
         Reduction of tax valuation allowance established
           at the Effective Date(a)....................................     (128.7)
                                                                           -------

       Balance at December 31, 2003....................................      576.3
         Release of valuation allowance(b).............................     (206.7)
                                                                           -------

       Balance at December 31, 2004....................................      369.6
         Deferred taxes not realizable.................................       (3.5)
         Release of valuation allowance(c).............................      (33.3)
                                                                           --------

       Balance at December 31, 2005....................................      332.8
         Release of valuation allowance (c)............................       (5.2)
                                                                           -------

       Balance at December 31, 2006....................................    $ 327.6
                                                                           =======

       -------------

       (a) There was a corresponding decrease to goodwill.
       (b) There was a corresponding increase (decrease) in the following accounts: (i) goodwill - $(106.8) million; (ii) other intangible assets - $(9.6) million; and (iii) additional paid-in capital - $90.3 million.
       (c) There was a corresponding increase to additional paid-in capital.

     In reducing our tax valuation allowance, we have also evaluated the likelihood that we will have sufficient taxable income to offset the available deferred tax assets. This assessment required significant judgment. Based upon our current projections of future income that we completed at December 31, 2006, we believe that we will more likely than not recover $228.5 million of our deferred tax assets through reductions of our tax liabilities in future periods. However, recovery is dependent on achieving such projections and failure to do so would result in an increase in the valuation allowance in a future period. Any future increase in the valuation allowance would result in additional income tax expense and reduce shareholder's equity, and such an increase could have a significant impact upon our earnings in the future.

6.   COMMITMENTS AND CONTINGENCIES

     Litigation

     Legal Proceedings

     The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts. Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the financial condition, operating results or cash flows of the Company. The amounts sought in certain of these actions are often large or indeterminate and the ultimate outcome of certain actions is difficult to predict. In the event of an adverse outcome in one or more of these matters, the ultimate liability may be in excess of the liabilities we have established and could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, the resolution of pending or future litigation may involve modifications to the terms of outstanding insurance policies, which could adversely affect the future profitability of the related insurance policies.

     In the cases described below, we have disclosed any specific dollar amounts sought in the complaints. In our

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

experience, monetary demands in complaints bear little relation to the ultimate loss, if any, to the Company. However, for the reasons stated above, it is not possible to make meaningful estimates of the amount or range of loss that could result from some of these matters at this time. The Company reviews these matters on an ongoing basis and follows the provisions of Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies", when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     Cost of Insurance Litigation

     Certain affiliates of Washington National, including principally Conseco Life, have been named in numerous purported class action and individual lawsuits alleging, among other things, breach of contract, fraud and misrepresentation with regard to a change made in 2003 and 2004 in the way cost of insurance charges are calculated for life insurance policies sold primarily under the names "Lifestyle" and "Lifetime". Approximately 86,500 of these policies were subject to the change, which resulted in increased monthly charges to the policyholders' accounts. Many of the purported class action lawsuits were filed in Federal courts across the United States. In June 2004, the Judicial Panel on Multidistrict Litigation consolidated these lawsuits into the action now referred to as In Re Conseco Life Insurance Co. Cost of Insurance Litigation, Cause No. MDL 1610 (Central District, California). In September 2004, plaintiffs in the multi-district action filed an amended consolidated complaint and, at that time, added Conseco, Inc. as a defendant. The amended complaint alleges, among other things, that the change enabled Conseco, Inc. to add $360 million to its balance sheet. The amended complaint seeks unspecified compensatory, punitive and exemplary damages as well as an injunction that would require the Company to reinstate the prior method of calculating cost of insurance charges and refund any increased charges that resulted from the change. On April 26, 2005, the Judge in the multi-district action certified a nationwide class on the claims for breach of contract and injunctive relief. On April 27, 2005, the Judge issued an order certifying a statewide California class for injunctive and restitutionary relief pursuant to California Business and Professions Code
Section 17200 and breach of the duty of good faith and fair dealing, but denied certification on the claims for fraud and intentional misrepresentation and fraudulent concealment. Conseco Inc. announced on August 1, 2006, that it has reached a proposed settlement of this case. Under the proposed settlement, inforce policyholders will have an option to choose a form of policy benefit enhancement and certain former policyholders will share in a settlement fund by either receiving cash or electing to reinstate their policies with enhanced benefits. Finalizing the settlement will require court review and approval, a fairness hearing, notice to all class members, election of options by the class members, implementation of the settlement and is subject to other conditions. We expect to implement the settlement with the inforce and certain former policyholders in the third quarter of 2007. On February 12, 2007 the court granted preliminary approval of the settlement. The fairness hearing is scheduled to occur on May 21, 2007 where the court will consider final approval of the settlement as well as any related objections.

     As a result of the settlement, the Company recorded $157.0 million of costs (before income taxes) related to the proposed settlement in the second quarter of 2006. In addition, we had previously recognized costs related to this litigation of $8.8 million in the three months ended March 31, 2006, and $9.2 million and $4.9 million in the years ended December 31, 2005 and 2004, respectively.

     The liability we have established related to the proposed settlement at December 31, 2006, includes our best estimate of: (i) the cost of the benefits to be provided to inforce policyholders; (ii) the value of the settlement fund for former policyholders; (iii) plaintiff attorney fees; (iv) the cost to settle other cases pending with respect to the cost of insurance litigation; and (v) other costs and professional fees required to implement the settlement. While we believe the liabilities we have established are adequate to cover these costs, our estimates are subject to significant judgment (including the form of policy benefit enhancement chosen by the inforce policyholders) and it is possible that our estimates will prove to be insufficient to cover our actual costs. In addition, the actual cost we incur is dependent on: (i) the release of no less than 1,000,000 shares of Conseco common stock which were reserved for distribution pursuant to the bankruptcy plan of Conseco's Predecessor to satisfy the prepetition claims of the plaintiffs; and (ii) the value of such shares realized by the plaintiffs. On November 7, 2006 the Bankruptcy Court authorized such release by approving applicable claims filed by plaintiffs. In determining our current estimate of the net costs related to the proposed settlement, these shares were valued based on the December 31, 2006 closing price of a share of Conseco common stock. The implementation of the proposed settlement includes enhanced benefits to the inforce insurance policies, which eliminates the future estimated profits from these policies in periods subsequent to the proposed settlement date, if the experience of the policies is consistent with our

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

expectations. We recognized income before income taxes on these policies of approximately $6.0 million in the six months ended June 30, 2006.

     Other cases that remain pending with respect to life insurance policies sold primarily under the names "Lifestyle" and "Lifetime" include purported nationwide class actions in Indiana and California state courts. Those cases filed in Indiana state courts have been consolidated into the case now referred to as Arlene P. Mangelson, et al. v. Conseco Life Insurance Company, Cause No. 29D01-0403-PL-211 (Superior Court, Hamilton County, Indiana). Four putative nationwide and/or statewide class-action lawsuits filed in California state courts have been consolidated and are being coordinated in the Superior Court of San Francisco County under the new caption Cost of Insurance Cases, Judicial Council Coordination Proceeding No. 4384 (Judicial Council of California). On January 25, 2005 an Amended Complaint making similar allegations was filed in the case captioned William Schwartz v. Jeffrey Landerman, Diann P. Urbanek, Metro Insurance, Inc., Samuels Jacky Insurance Agency, Conseco Life Insurance Company, Successor to Philadelphia Life Insurance Company, Case No. GD 00-011432 (Court of Common Pleas, Allegheny County, Pennsylvania). Additionally, on February 11, 2005 Mr. Schwartz filed a purported nationwide class action captioned William Schwartz and Rebeca R. Frankel, Trustee of the Robert M. Frankel Irrevocable Insurance Trust v. Conseco Life Ins. Co. et al., Case No. GD 05-3742 (Court of Common Pleas, Allegheny County, Pennsylvania). On May 12, 2006 these two Schwartz cases were consolidated under both original case numbers. On May 24, 2005 a purported class action lawsuit was filed in Illinois on behalf of a putative statewide class captioned William J. Harte, individually and on behalf of all others similarly situated v. Conseco Life Insurance Company, Case No. 05CH08925 (Circuit Court of Cook County, Illinois, Chancery Division), which has been removed to the United States District Court for the Northern District of Illinois, transferred to California and consolidated and coordinated with MDL 1610.

     Other non-class action cases regarding these policies include a lawsuit filed on September 14, 2005 in Hawaii captioned AE Ventures for Archie Murakami, et al. v. Conseco, Inc., Conseco Life Insurance Company; And Doe Defendants 1-100, Case No. CV05-00594 (United States District Court, District of Hawaii). This suit involves approximately 800 plaintiffs all of whom purport to have opted out of the In Re Conseco Life Insurance Co. Cost of Insurance Litigation multi-district action. The complaint alleges nondisclosure, breach of fiduciary duty, violations of HRS 480 (unfair and/or deceptive business practices), declaratory and injunctive relief, insurance bad faith, punitive damages, and seeks to impose alter ego liability. Additionally, a lawsuit was filed on December 22, 2005 in Pennsylvania captioned Lisa M. Jordan v. Allen R. Shank and Conseco Life Insurance Company, Case No. 05-10204 (Court of Common Pleas, Chester County, Pennsylvania). The Jordan case has been settled and will be dismissed.

     The ultimate outcome of these cost of insurance lawsuits cannot be predicted with certainty and an adverse outcome could exceed the amount we have accrued and could have a material impact on the Company's consolidated financial condition, cash flows or results of operations.

     Agent Litigation

     On October 8, 2003, a complaint was filed in the United States District Court for South Carolina, Greenville Division, Consolidated Insured Benefits, Inc. and Ronald F. English v. Conseco Medical Insurance Company, Cause No. 6:03-3211-20. Plaintiffs are a former Conseco Medical Insurance Company ("CMIC") field marketing organization and its president and chief executive officer, and they allege in the complaint that they were damaged by CMIC's exit from the individual medical insurance market claiming damages in an unnamed amount for fraud, negligent misrepresentation and breach of fiduciary duty. Washington National is the successor by merger to CMIC. This case was settled on February 22, 2007.

     On November 6, 2003, a Complaint was filed in State Court in Fulton County, Georgia, Reginald Martin Agency, Inc.; Comprehensive Insurance Marketing, Inc.; Design Benefits Inc.; Jim Jasnoski d/b/a Design Benefits, Inc.; Kenny Froug d/b/a Atlanta Brokerage Office; Brokerage One Agency, Inc.; Tri-State Brokerage, Inc.; Don Sepulveda d/b/a Sepulveda Insurance Group; Dean Vandersnick d/b/a Professional Insurance Brokerage and Whitewater Brokerage, Inc. v. Conseco Medical Insurance Company, Conseco Marketing LLC, Timothy F. O'Keefe and Edward
M. Berube, Cause No. 03VC0587 B4Y. Plaintiffs are former CMIC Field Marketing Organizations that allege in the complaint that they were damaged by CMIC's exit from the individual medical insurance market claiming damages in an unnamed amount for breach of contract, fraud, negligent misrepresentation, breach of partnership agreements and fiduciary duty, breach of implied covenant of good

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

faith and fair dealing, tortuous interference with business and contractual relationships, damage to goodwill and business reputation and bad faith. At CMIC's request, the case was removed to federal court and transferred to the United States District Court for the Southern District of Indiana, Indianapolis Division (Cause No. 1:04-CV-1587-TAB/RLY). CMIC filed a motion to dismiss, and all of the causes of action have been dismissed except the fraud count and the action for breach of fiduciary duty. The case is set to go to trial on May 9, 2007. We believe the action is without merit, and intend to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     Other Litigation

     On July 9, 1999, a complaint was filed in the Supreme Court of the State of New York, County of New York, PRG Planning & Development, LLC v. LateNite Magic, Inc., Daurio & Russo & Sons Construction Co., Inc., Specialized Audio Visual, Inc., Farmore Realty, Inc. f/k/a Sweetheart Theatres, Inc., The City of New York and the State of New York Cause No: 114077/99. The complaint seeks damages in the amount of $3.9 million with interest thereon from January 20, 1998. This is a lien foreclosure suit that is the result of an April 1996 lease agreement entered into by LateNite Magic and Farmore Realty, Inc. to develop a theme restaurant based on the magic of David Copperfield. CVIC and CIC purchased preferred stock of LateNite and acquired the right to an assignment of the April 1996 lease. An amended complaint was filed on December 2, 1999 naming CVIC and CIC as co-defendants. On August 25, 2006 the court awarded the plaintiff judgment in the sum of $3.8 million plus interest from December 16, 1997. We are appealing the judgment.

     On November 17, 2005, a complaint was filed in the United States District Court for the Northern District of California, Robert H. Hansen, an individual, and on behalf of all others similarly situated v. Conseco Insurance Company, an Illinois corporation f/k/a Conseco Annuity Assurance Company, Cause No. C0504726. Plaintiff in this putative class action purchased an annuity in 2000 and is claiming relief on behalf of the proposed national class for alleged violations of the Racketeer Influenced and Corrupt Organizations Act (RICO); elder abuse; unlawful, deceptive and unfair business practices; unlawful, deceptive and misleading advertising; breach of fiduciary duty; aiding and abetting of breach of fiduciary duty; and unjust enrichment and imposition of constructive trust. On January 27, 2006, a similar complaint was filed in the same court entitled Friou P. Jones, on Behalf of Himself and All Others Similarly Situated v. Conseco Insurance Company, an Illinois company f/k/a Conseco Annuity Assurance Company, Cause No. C06-00537. Mr. Jones had purchased an annuity in 2003. Each case alleged that the annuity sold was inappropriate and that the annuity products in question are inherently unsuitable for seniors age 65 and older. On March 3, 2006 a first amended complaint was filed in the Hansen case adding Friou P. Jones as a named Plaintiff and adding causes of action for fraudulent concealment and breach of the duty of good faith and fair dealing. In an order dated April 14, 2006, the court consolidated the two cases under the original Hansen cause number and retitled the consolidated action: In re Conseco Insurance Co. Annuity Marking & Sales Practices Litig. A motion to dismiss the amended complaint was granted in part and denied in part, and the plaintiffs had until April 27, 2007, to file a second amended complaint. The case is set for trial commencing February 12, 2008. The court has not yet made a determination whether the case should go forward as a class action, and we intend to oppose any form of class action treatment of these claims. We believe the action is without merit, and intend to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     Beneficial Standard Life Insurance Company, a predecessor company to Conseco Insurance Company, filed suit for declaratory judgment against J.C. Penney Life Insurance Company a/k/a Stonebridge Life Insurance Company ("Stonebridge") in a case captioned, Beneficial Standard Life Insurance Company
v. J.C. Penney Life Insurance Company and J.C. Penney Company, Inc., United States District Court for the Central District of California, Case no. CV-98-02792-SVW. This litigation arises from the 1967 sale of Beneficial Fire & Casualty ("BF&C") by Beneficial Standard Life Insurance Company to J.C. Penney Company, Inc. The subject of the case is whether Conseco Insurance Company must indemnify Stonebridge for losses and expenses incurred as a result of claims arising under presale BF&C insurance policies. Conseco Insurance Company filed suit in April 1998 seeking a judicial declaration that: (1) it is not generally obligated to indemnify Stonebridge under the terms of the agreement governing the 1967 sale; and (2) that it is not obligated to indemnify Stonebridge for losses or expenses incurred in connection with specific known claims. Penney counterclaimed for breach of contract and declaratory relief. The counterclaim did not specify the damages sought by Penney on the breach of contract claims. After a bench trial in 2002, certain rulings of the trial court were appealed to the United States Court of Appeals for the Ninth Circuit. In June 2005, the Ninth Circuit issued an opinion upholding a trial-court determination that the terms of the 1967 sale generally require Conseco Insurance Company to indemnify Stonebridge for net losses arising from pre-sale BF&C

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

policies, but only after Stonebridge pursues and exhausts available reinsurance. The Ninth Circuit remanded the case to the trial court for further proceedings. The trial court had previously found against Stonebridge on its breach of contract claims, ruling that Stonebridge could not assert such claims until it pursued and exhausted available reinsurance. Stonebridge did not appeal that specific ruling. The remaining issue before the trial court is whether Conseco Insurance Company's indemnification obligation with respect to certain environmental claims asserted by the Port of Oakland is excused by Stonebridge's conduct in handling the claims. On July 25, 2006, a second action was filed in the Circuit Court of Hamilton County, Indiana, captioned Conseco Insurance Company v. Stonebridge Life Insurance Company and J.C. Penney Life Insurance Company, Case No. 29 C0 10607 MI 765. Penney removed the case to federal court on August 16, 2006, Case No. 1:06-CV-1229 SEB-VSS (Southern District, Indiana) and filed a motion to dismiss. The subject of this second action is whether Conseco Insurance Company's indemnification obligation with respect to specific known claims is excused by Stonebridge's failure to pursue available reinsurance. Conseco Insurance Company alternatively seeks equitable relief requiring Stonebridge to take affirmative steps to preserve the availability of reinsurance on such claims. The ultimate outcomes of the actions cannot be predicted with certainty.

     On January 9, 2004, a six count complaint was filed against Conseco Life Insurance Company, styled Laura G. Bailey vs. Conseco Life Insurance Company, an Indiana corporation; Debbie L. Sipe; Does 1 through 15; and, Roe Corporations 1 through 15, inclusive. The suit was pending in the District Court of Clark County, Nevada, Cause No. A478843, Dept. No. VIII. Ms. Bailey's suit centered around her request for disability benefits in the spring of 2003 and alleged breach of contract, bad faith, unfair claim settlement practices, breach of fiduciary relationship, misrepresentation, and punitive damages. When Ms. Bailey submitted her request, Conseco Life Insurance Company investigated and found that Ms. Bailey was only issued a life insurance policy. This matter was settled on January 31, 2007.

     In addition, Washington National and its subsidiaries are involved on an ongoing basis in other arbitrations and lawsuits, including purported class actions, related to our operations. The ultimate outcome of all of these other legal matters pending against Washington National or its subsidiaries cannot be predicted, and, although such lawsuits are not expected individually to have a material adverse effect on the Company, such lawsuits could have, in the aggregate, a material adverse effect on the Company's consolidated financial condition, cash flows or results of operations.

     Regulatory Examinations and Fines

     Insurance companies face significant risks related to regulatory investigations and actions. Regulatory investigations generally result from matters related to sales or underwriting practices, payment of contingent or other sales commissions, claim payments and procedures, product design, product disclosure, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, changing the way cost of insurance charges are calculated for certain life insurance products or recommending unsuitable products to customers. We are, in the ordinary course of our business, involved in various examinations, inquiries and information requests from state and other authorities. The ultimate outcome of these regulatory actions cannot be predicted with certainty. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of liabilities we have established and we could suffer significant reputational harm as a result of these matters, which could also have a material adverse effect on our business, financial condition, results of operations or cash flows.

     In 2006, Washington National, Conseco Life and CIC agreed to settle matters resulting from a market conduct examination by the Minnesota Commerce Department. A fine of $2.1 million was paid in April 2006.

     The terms of the settlement could result in additional benefits or options being offered to certain policyholders. Minnesota owners of equity-indexed annuities issued by Conseco Insurance Company purchased on or after January 1, 1998, may initiate a Conseco internal review and arbitration process to determine whether they adequately understood the renewal participation rate feature of their policy at the time the policy was originally sold. Policyholders who can prove they did not understand renewal participation rates at the time the policy was originally sold based on representations or omissions made by the Company or its agents may be provided relief in the form of adjusted participation rates. We have sent a notice to the approximately 2,000 affected policyholders and advised them of their options. To date, policyholders have not asserted claims with significant exposure to the Company related to the potential issues addressed in the settlement. However, management considers it probable that additional claims will be asserted and there is a reasonable possibility that the outcome

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

will be unfavorable. Although the outcome of the procedures required by the settlement cannot be predicted with certainty, management currently believes the cost of resolving these matters will not result in a loss which exceeds the amount accrued by more than $2.5 million.

     Certain state insurance regulators have requested information with respect to actions of Conseco Life related to the cost of insurance charges for life insurance policies sold primarily under the names "Lifestyle" and "Lifetime". Such policies are subject to the proposed litigation settlement described in the section of this note entitled "Cost of Insurance Litigation". The ultimate outcome of such inquiries and the effect any regulator actions could have on the proposed litigation settlement cannot be predicted with certainty.

     Guaranty Fund Assessments

     The balance sheet at December 31, 2006, included: (i) accruals of $6.1 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2006; and (ii) receivables of $1.8 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2005, such guaranty fund assessment accruals were $9.8 million and such receivables were $5.4 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense (benefit) for such assessments of $.7 million, $.8 million and $(3.8) million in 2006, 2005 and 2004, respectively.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. The Company subleases an office building to an unaffiliated company. The building is leased from a joint venture partnership in which the Company has a one-third interest. Total rent expense was $7.0 million, $7.3 million and $8.7 million in 2006, 2005 and 2004, respectively. Future required minimum payments as of December 31, 2006, were as follows (dollars in millions):

              2007........................................................      $ 3.7
              2008........................................................        3.8
              2009........................................................        3.9
              2010........................................................        4.0
              2011........................................................        4.0
              Thereafter..................................................        5.5
                                                                                -----

                                              Total.......................      $24.9
                                                                                =====

7.   OTHER DISCLOSURES

     Postretirement Plan

     For our postretirement plan it is our policy to immediately recognize changes in the actuarial benefit obligation resulting from either actual experience being different than expected or from changes in actuarial assumptions.

     Effective December 31, 2005, the Company terminated its postretirement benefit plan. Prior to the termination of such plan, the Company provided certain health care and life insurance benefits for certain eligible retired employees under an unfunded plan. An actuarial measurement date of September 30 was used for this plan. In 2005, we recognized a gain of $8.8 million on the termination of this plan. The costs incurred on this plan during 2004 were reduced by $7.9 million related to the recognition of changes in the actuarial benefit obligation resulting either from actual experience being different than expected or from changes in actuarial assumptions. The remaining liability at December 31, 2006, relates to benefits to be paid in 2007. Amounts related to the postretirement benefit plan were as follows (dollars in millions):

                                                                                    2006             2005
                                                                                    ----             ----
Benefit obligation, beginning of year.........................................    $ .3               $ 9.4
    Interest cost.............................................................       -                  .5
    Plan participants' contributions..........................................       -                  .6
    Gain on plan termination..................................................       -                (8.8)
    Benefits paid.............................................................     (.1)               (1.4)
                                                                                  ----               -----

Benefit obligation, end of year...............................................    $ .2               $  .3
                                                                                  ====               =====

Funded status - accrued benefit cost..........................................    $ .2               $  .3
                                                                                  ====               =====

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     There was no expense recognized in 2006 related to the postretirement benefit plan which was terminated in 2005. Components of the cost (benefit) we recognized related to our postretirement plan in 2005 and 2004 were as follows (dollars in millions):

                                                                                               2005           2004
                                                                                               ----           ----
Cost of postretirement benefits:
    Interest cost.........................................................................    $  .5           $ 1.0
    Curtailment gain......................................................................     (8.8)            -
    Recognized net actuarial gain.........................................................       -             (7.9)
                                                                                              -----           -----

       Net periodic cost (benefit)........................................................    $(8.3)          $(6.9)
                                                                                              =====           =====

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $160.2 million, $156.2 million and $185.1 million in 2006, 2005 and 2004, respectively.

     Under a Stock Exchange Agreement dated September 11, 2003, the Company exchanged its preferred stock of CIHC for an equal value, including accrued paid-in-kind dividends of preferred stock of CDOC, Inc. ("CDOC"), the Company's indirect parent and a wholly owned subsidiary of Conseco. In June 2004, CDOC executed a partial redemption of the preferred stock at par value plus accrued dividends resulting in a gain of $25.9 million for the Company. In November 2004, the Company paid a dividend of $17.1 million to its Parent in the form of certain shares of CDOC preferred stock. At December 31, 2006 and 2005, the Company held preferred stock of CDOC of $56.3 million and $57.0 million, respectively. In addition, at both December 31, 2006 and 2005, the Company held preferred stock of another affiliate of $1.6 million.

     During 2004, the Company paid cash dividends to its Parent totaling $90.0 million.

     During 2005, the Company transferred unaffiliated investments, including accrued interest, to an affiliated company in exchange for other unaffiliated investments, including accrued interest. The excess of the cost basis of the assets received over the assets transferred of $1.0 million has been accounted for as a capital contribution.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

8.   OTHER OPERATING STATEMENT DATA

     Insurance policy income consisted of the following (dollars in millions):

                                                                                2006           2005           2004
                                                                                ----           ----           ----
Traditional products:
   Direct premiums collected..............................................   $1,301.1        $1,054.7        $1,039.1
   Reinsurance assumed....................................................      133.3           144.9           159.2
   Reinsurance ceded......................................................     (103.0)         (105.3)         (117.8)
                                                                             --------        --------        --------

       Premiums collected, net of reinsurance.............................    1,331.4         1,094.3         1,080.5

   Change in unearned premiums............................................        3.8              .8            (1.1)
   Less premiums on universal life and products
     without mortality and morbidity risk which
     are recorded as additions to insurance liabilities ..................     (965.0)         (706.5)         (662.8)
                                                                             --------        --------        --------
       Premiums on traditional products with
         mortality or morbidity risk......................................      370.2           388.6           416.6
Fees and surrender charges on interest-sensitive
   products...............................................................      290.2           308.1           334.8
                                                                             --------        --------        --------

       Insurance policy income............................................   $  660.4        $  696.7        $  751.4
                                                                             ========        ========        ========

     The four states with the largest shares of 2006 collected premiums were California (13 percent), Florida (11 percent), Texas (8 percent) and Pennsylvania (6 percent). No other state accounted for more than 5 percent of total collected premiums.

     Changes in the value of policies inforce at the Effective Date were as follows (dollars in millions):

                                                                                2006           2005             2004
                                                                                ----           ----             ----
Balance, beginning of period..............................................    $ 763.1         $ 845.0         $ 987.5
    Additional acquisition expense........................................        2.2             2.6             3.4
    Amortization..........................................................     (114.8)         (127.3)         (127.8)
    Amounts related to fair value adjustment
       of actively managed fixed maturities...............................       21.7            42.8           (18.1)
                                                                              -------         -------         -------

Balance, end of period....................................................    $ 672.2         $ 763.1         $ 845.0
                                                                              =======         =======         =======

     Changes in the cost of policies produced were as follows (dollars in millions):

                                                                                2006           2005             2004
                                                                                ----           ----             ----
Balance, beginning of period..............................................     $100.4         $ 34.3           $11.1
   Additions..............................................................      114.2           74.0            24.4
   Amortization...........................................................      (23.6)          (8.0)           (1.2)
   Amounts related to fair value adjustment of actively
     managed fixed maturities.............................................        1.6             .1             -
                                                                               ------         ------           -----

Balance, end of period....................................................     $192.6         $100.4           $34.3
                                                                               ======         ======           =====

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

9.   STATEMENT OF CASH FLOWS

     Income taxes received (paid) totaled $(9.2) million, $20.0 million and $27.1 million in 2006, 2005 and 2004, respectively.

10.  STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies (dollars in millions):

                                                                                     2006            2005
                                                                                     ----            ----
   Statutory capital and surplus................................................    $585.7          $762.0
   Asset valuation reserve......................................................      85.0            66.9
   Interest maintenance reserve.................................................     102.2           111.5
                                                                                    ------          ------

       Total....................................................................    $772.9          $940.4
                                                                                    ======          ======

     Our combined statutory net income (loss) was $(144.2) million; $129.7 million and $141.4 million in 2006, 2005 and 2004, respectively.

     Insurance regulators may prohibit the payment of dividends or other payments by our insurance subsidiaries to parent companies if they determine that such payment could be adverse to our policyholders or contract holders. Otherwise, the ability of our insurance subsidiaries to pay dividends is subject to state insurance department regulations. Insurance regulations generally permit dividends to be paid from statutory earned surplus of the insurance company without regulatory approval for any 12-month period in amounts equal to the greater of (or in a few states, the lesser of): (i) statutory net gain from operations or statutory net income for the prior year; or (ii) 10 percent of statutory capital and surplus as of the end of the preceding year. Any dividends in excess of these levels require the approval of the director or commissioner of the applicable state insurance department. All of the dividends we plan to pay in 2007 will require regulatory approval. During 2006 and 2005, the Company paid cash dividends to its Parent totaling $80.0 million and $85.0 million, respectively. Also, during 2006, the Company received a capital contribution of $75.0 million from its Parent. In accordance with an order from the Florida Office of Insurance Regulation, Washington National may not distribute funds to any affiliate or shareholder without prior notice to the Florida Office of Insurance Regulation.

     Risk-Based Capital ("RBC") requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention. The RBC requirements provide four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its RBC as follows: (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC (the "Company Action Level"), the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position; (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC (the "Regulatory Action Level"), the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC (the "Authorized Control Level"), the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and
(iv) if a company's total adjusted capital is less than 35 percent of its RBC (the "Mandatory Control Level"), the regulatory authority must place the company under its control. In addition, the RBC requirements provide for a trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The 2006 and 2005 statutory annual statements filed with the state insurance regulators of each of our insurance subsidiaries reflected total adjusted capital in excess of the levels subjecting us to any regulatory action.